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                                                                        GE Funds
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                        Supplement Dated August 27, 1997
                      To Prospectus Dated December 30, 1996


On May 15, 1997, the Board of Trustees of GE Funds (the "Trust") unanimously approved a proposed transaction (the "Reorganization") whereby the Trust will acquire all or substantially all of the assets of the five existing series of the Investors Trust Funds. In connection with the Reorganization, GE Tax-Exempt Fund will declare a stock dividend, payable on each currently outstanding Class A and Class B share of GE Tax-Exempt Fund. Such dividend will be in an amount sufficient to increase the number of outstanding Class A and Class B shares of GE Tax-Exempt Fund so that the net asset value per share of the Class A and Class B shares of GE Tax-Exempt Fund will be equal to the net asset value per share of the Class A and Class B shares of Investors Trust Tax Free Fund, respectively. The value of a shareholder's account will remain unchanged as a result of the stock dividend; however, a shareholder may receive additional shares of stock.

Since July 18, 1996, GE Investment Management Incorporated ("GEIM"), the investment adviser and administrator of the Trust, has voluntarily waived its advisory and administration fee with respect to GE Tax-Exempt Fund. On or about September 26, 1997, GEIM intends to commence charging the full amount of its fee, which is equal to 0.35%. GEIM intends to continue to reimburse a portion of the expenses of GE Tax-Exempt Fund so that the "Total Operating Expenses" of the Fund will not exceed the following amounts: Class A, 1.10%; Class B, 1.60%; Class C, 0.85%; and Class D, 0.60%.

On page 37 of the Trust's Prospectus, in the first paragraph, subsection (6) is deleted. The following is inserted following the first paragraph on page 37 of the Trust's Prospectus:

In addition, Class A shares are offered without any sales charge for all purchases made through certain broker-dealers, financial institutions, recordkeepers and other financial intermediaries who charge a management, consulting or other fee for their services (each, a "Financial Intermediary," collectively, the "Financial Intermediaries") and who have an agreement with or among the Trust, GEIM or GEIS, requiring the Trust, GEIM or GEIS to compensate the Financial Intermediary for administrative, subaccounting, transfer agency and/or other services (hereinafter, the "Service Fee"). To the extent that a Financial Intermediary provides transfer agency services to the Funds, the Service Fee may be paid by the Trust as a sub-transfer agency fee. In no event, however, will the "Total Operating Expenses" of any Fund after reimbursement exceed the amounts set forth in the "Fee Table" in the Prospectus; provided, that GEIM continues to voluntarily reduce or otherwise limit "Other Expenses" as provided in the Prospectus. Any portion of the Service Fee not borne by the Trust will be paid by GEIM or its affiliates.

The following on page 38 of the Trust's Prospectus in the first sentence under the sub-heading "Class D Shares" is deleted: "investment management programs of financial institutions that contemplate purchasing shares of investment companies managed by an adviser unaffiliated with the financial institution." The following is inserted following the existing paragraph on page 38 of the Trust's Prospectus under the sub-heading "Class D Shares":

In addition, Class D shares are offered without imposition of a sales charge, CDSC, service fee or distribution fee to Financial Intermediaries that have an agreement with the Trust, GEIM or GEIS which does not require the Trust, GEIM or GEIS to compensate the Financial Intermediary for its services, for initial purchases by their clients or customers equal to or exceeding $250,000 per Participant Fund. Subsequent purchases may be made without imposition of a minimum purchase requirement. The minimum purchase requirement for clients or customers of Financial Intermediaries is waived for purchases by certain non-qualified deferred compensation plans (including supplemental employee retirement plans) and tax-exempt customers, including, but not limited to, defined benefit or defined contribution plans meeting the requirements of
Section 401(a) of the Code (including 401(k) plans ), retirement plans for self-employed individuals, plans established under Section 403(b) of the Code and plans meeting the requirements of Section 457(b) of the Code. See "Purchase of Shares -- Class D Shares" in the Prospectus for other eligible investors in Class D Shares.

Purchases Through Intermediaries. Class A and Class D shares of each Participant Fund and shares of GE Money Market Fund are available to clients and customers of Financial Intermediaries as provided above. Certain features of each Fund, such as initial and subsequent investment minimums, redemption fees and certain operational procedures, may be modified or waived subject to agreement with or among the Trust, GEIM or GEIS and such Financial Intermediaries. Financial Intermediaries may impose transaction or administrative charges or other direct fees, which charges or fees would not be imposed if Fund shares are purchased or redeemed directly from the Trust. Therefore, a client or customer should contact their investment adviser and/or Financial Intermediary acting on his or her behalf concerning the fees (if any) charged in connection with a purchase or redemption of Fund shares and should read this Prospectus in light of the terms governing his or her account with the Financial Intermediary. Financial Intermediaries will be responsible for promptly reporting client or customer purchase and redemption orders to the Trust in accordance with their agreements with their clients or customers and their agreements with or among the Trust, GEIM or GEIS.

GEF-PRO-36B 8/97